
SpringHill Suites
Marriott




Hilton Garden Inn

APPLE HOSPITALITY REIT

NYSE: APLE

# Investor Presentation

September 2015






Courtyard
Marriott

APPLE HOSPITALITY REIT

# FORWARD LOOKING STATEMENTS

Certain statements made in this presentation are forward looking statements. These forward looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward looking statement. Further, forward looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: changes in market multiples or in actual or estimated financial results; the price at which our common shares trade on the NYSE; the impact of current and future regulation; the effects of competition; our ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control. This presentation is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE").

Cover photos: SpringHill Suites, Alexandria, VA; Hampton Inn, Cypress, CA; Hilton Garden Inn, Schaumburg, IL; Residence Inn, Burbank, CA; Courtyard, Santa Clarita, CA; and Homewood Suites, New Orleans, LA

APPLE HOSPITALITY REIT

## COMPANY HIGHLIGHTS



Courtyard, Richmond, VA



Hampton Inn & Suites, Boise, ID

**32** States

**82** MSAs

**177** Hotels

**22,782** Guestrooms

**4 yrs.** Average Effective Age

**2.6x** Net Debt/Adjusted EBITDA

**$3.4 Billion** Equity Market Cap

**94%** Free Float

Note: Statistics as of September 1, 2015. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA as of June 30, 2015.
Equity market cap based on September 14, 2015 closing price.

APPLE HOSPITALITY REIT

# HIGH QUALITY PORTFOLIO



Courtyard
San Diego, CA
245 Keys



Residence Inn
Richmond, VA
75 Keys



Homewood Suites
Memphis, TN
140 Keys



Hilton
Dallas, TX
224 Keys



SpringHill Suites
Burbank, CA
170 Keys

APPLE HOSPITALITY REIT

## MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 13 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $550 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

# INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

2.6x[1]

Maintain a strong, flexible balance sheet

[1] Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA as of June 30, 2015.

# WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 16,000 Upscale hotel rooms,
Apple Hospitality is one of the largest owners of Upscale hotel rooms in the industry.

# EFFICIENT HOTEL OPERATIONS

## YTD 6/30/15 Hotel EBITDA Margin and RevPAR Comparison



Upscale
Upper Upscale
Luxury
Apple Hospitality
44%
38%
37%
37%
36%
33%
32%
32%
30%
30%
29%
28%
26%
$128
$101
$161
$103
$129
$190
$194
$142
$167
$169
$172
$145
$241
CLDT
APLE (1)
HT
INN
RLJ
LHO
PEB
XHR
SHO
DRH
HST
FCH
BEE
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of June 30, 2015.
(1) Refer to appendix for reconciliation to net income.

# GEOGRAPHIC DIVERSITY


5%
3%
6%
3%
4%
3%
5%
7%
3%
4%

Adjusted Hotel EBITDA contribution by market type


Urban 24%
Suburban 56%
Airport 6%
Interstate 4%
Resort 5%
Small Metro 5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent ten largest MSA's in Apple Hospitality's portfolio based on Adjusted Hotel EBITDA contribution for the trailing twelve months ended June 30, 2015.

# CONCENTRATED BRAND OWNERSHIP

## Ranked among top five largest owners for both Hilton® and Marriott®


HILTON
WORLDWIDE
46%(1)
MARRIOTT
54%(1)
HOME2
HOMEWOOD SUITES
Hilton Garden Inn
Hilton
Hampton
(3)
EMBASSY SUITES
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
(2)
MARRIOTT
RENAISSANCE
Residence Inn Marriott
SPRINGHILL SUITES Marriott
TownePlace SUITES Marriott
Upscale
Upper Midscale
Upper Upscale

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of September 1, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

APPLE HOSPITALITY REIT

# WHY MARRIOTT & HILTON?

MARRIOTT

HILTON WORLDWIDE

**RevPAR Premiums**

select service brands outperform comparable hotels across North America

**Global Distribution**

more than 8,500 hotels worldwide with locations in more than 80 countries and territories creates strong consumer awareness

**Effective Brand Segmentation**

wide array of hospitality choices with variety of brands that appeal to broad range of travelers

**Strong Loyalty Programs**

nearly 100 million members combined account for 50% of North American room nights

**Brand Channels Deliver Guests**

approximately 60% of all North American bookings come directly from brand channels

**Premier System Standards**

drive consistent quality, award winning service, innovative design, modern amenities

**Institutional Brands**

foster strong resale market, financing flexibility and investor confidence

Source: Marriott and Hilton.

# BENEFITS OF CONCENTRATED BRAND STRATEGY

| | |
|---|---|
| **Focus** | Exclusive ownership of Hilton & Marriott branded hotels has yielded expertise and influence with brands |
| **Expertise** | One of the largest owners of Hilton & Marriott Upscale hotels |
| **Influence** | Unparalleled representation on Brand Advisory Boards with management serving on 7 boards |

# HISTORY OF APPLE REIT BRAND OWNERSHIP

| | Total Hotels Owned[1] | Current Hotel Ownership[2] |
|---|---|---|
| Embassy Suites by Hilton® | 2 | 2 |
| Hampton Inn by Hilton® & Hampton Inn & Suites by Hilton® | 51 | 35 |
| Hilton® | 1 | 1 |
| Hilton Garden Inn® | 58 | 41 |
| Home2 Suites by Hilton® | 5 | 5 |
| Homewood Suites by Hilton® | 61 | 33 |
| Courtyard® by Marriott® | 61 | 38 |
| Fairfield Inn® by Marriott® & Fairfield Inn & Suites® by Marriott® | 20 | 11 |
| Marriott® Hotels & Resorts | 7 | 4 |
| Renaissance® Hotels | 1 | 1 |
| Residence Inn® by Marriott® | 101 | 31 |
| SpringHill Suites® by Marriott® | 26 | 17 |
| TownePlace Suites® by Marriott® | 21 | 12 |
| **Total** | **415** | **231** |

[1] Hotels owned by the various Apple REIT Companies since first hospitality REIT in 1999.
[2] Hotels owned by Apple Hospitality REIT and Apple REIT Ten as of September 1, 2015.

# HIGH QUALITY OPERATORS

**100%** portfolio operated by 3rd party property managers

**93%**[1] of 3rd party property management contracts are independent of brand management

**19** award winning operating companies provide a platform for comparative analytics and shared best practices

**25%**[2] average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

[1] Based on hotels owned by Apple Hospitality as of September 1, 2015.
[2] Calculated based on number of hotels owned by Apple Hospitality and Apple REIT Ten, Inc. as of September 1, 2015 and excludes brand management representation percentages.

APPLE HOSPITALITY REIT

## WELL MAINTAINED PORTFOLIO

### Quality Portfolio with Average Effective Age of 4 Years...[1]



9+ Years
2%
7-8 Years
18%
0-6 Years
80%

Years since built or last renovated

### ...the Result of Consistent Reinvestment...



$116.5
$138.3
$171.3
$220.8
$274.4
$334.0
2010
2011
2012
2013
2014
2015
Forecast

Cumulative CapEx ($ in millions)

### ...Leads to Traveler Satisfaction Outperformance.



4.20 out of 5.00 weighted average Trip Advisor rating [2]

**Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs**

Note: Statistics based on hotels owned as of September 1, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Average Effective Age calculated as of September 1, 2015 and represents years since hotels built or last renovated.
[2] Apple Hospitality property Trip Advisor ratings as of September 4, 2015.

# PORTFOLIO "FINE TUNING"


$69
$94
$106
2014 RevPAR
Properties Sold[1]
APLE Portfolio[2]
Acquisitions[5]


13
11
10
Average Age[3]
Properties Sold[1]
APLE Portfolio[2]
Acquisitions[5]


6
4
5
Average Effective Age[4]
Properties Sold[1]
APLE Portfolio[2]
Acquisitions[5]


96
127
174
Average Number of Rooms
Properties Sold[1]
APLE Portfolio[2]
Acquisitions[5]

Note: Statistics based on hotels owned as of June 30, 2015 and includes data prior to the Company's ownership.
[1] Represents properties sold in 2014 & 2015 through June 30, 2015.
[2] Represents 174 properties owned by the Company as of June 30, 2015.
[3] Average Age calculated as of June 30, 2015.
[4] Average Effective Age calculated as of June 30, 2015 and represents years since hotels built or last renovated.
[5] Represents information on APLE's five acquisitions during 2015 through September 1, 2015

# FLEXIBLE BALANCE SHEET

## 2.6X Net Debt / Adjusted EBITDA

### Debt Composition [1]


Term Loan
26.7%
Revolver
12.2%
UNENCUMBERED
PORTFOLIO
131 Hotels
16,552 Keys
Mortgage Debt
61.1%

### DEBT MATURITY SCHEDULE [1] [2] ($ in millions)


Hotels: 4
Keys: 470
Rate: 5.5%
Hotels: 8
Keys: 907
Rate: 5.3%
Hotels: 14
Keys: 1,792
Rate: 6.0%
Term loan
Rate: 3.1%[3]
Hotels: 17
Keys: 2,456
Rate: 4.6%
Revolver
Rate: L+1.55%
$32
$120
$93
$97
$213
$242
2015
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

[1] Based on outstanding balance as of June 30, 2015, excluding $2.8mm unamortized fair value adjustment of assumed debt.
[2] Excludes yearly amortization.
[3] Interest rate includes effect of interest rate swap.

# STRONG INDUSTRY FUNDAMENTALS

## US Hotel Forecast
% Change vs. Prior Year

| | 2015 | | | 2016 | | | 2017 |
|---|---|---|---|---|---|---|---|
| | STR | PKF | PwC | STR | PKF | PwC | PKF |
| Supply | 1.2% | 1.1% | 1.3% | 1.4% | 1.8% | 2.2% | 2.3% |
| Demand | 2.9% | 3.3% | 3.3% | 2.2% | 2.2% | 2.3% | 1.6% |
| RevPAR | 6.8% | 7.2% | 7.0% | 6.0% | 6.3% | 6.1% | 5.5% |

Source: Smith Travel Research (STR) August 2015; PKF Hospitality Research September – November 2015 Research; PwC Hospitality Directions US May 2015

APPLE HOSPITALITY REIT

# 2015 GUIDANCE


COURTYARD
Marriott

Courtyard, Santa Ana, CA

| | CURRENT OUTLOOK | |
|---|---|---|
| | Low | High |
| Comparable Hotels RevPAR Growth | 5% | 7% |
| Adjusted EBITDA | $310 million | $330 million |

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

APPLE HOSPITALITY REIT

# COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

| | Three Months Ended June 30, | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2015 | 2014 | % CHANGE | 2015 | 2014 | % CHANGE |
| RevPAR | $107 | $101 | 6% | $101 | $94 | 7% |
| Revenue | $236,381 | $221,171 | 7% | $444,875 | $411,183 | 8% |
| Adjusted Hotel EBITDA | $94,445 | $87,021 | 9% | $170,697 | $153,202 | 11% |
| Adjusted Hotel EBITDA Margins | 40.0% | 39.3% | 70 bps | 38.4% | 37.3% | 110 bps |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Refer to appendix for reconciliation to net income.

# INVESTMENT SUMMARY

## Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical approach to drive property level results
- Scale to negotiate attractive national contracts

## Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

## Poised for Growth

- Continued growth in US economy
- Positive supply and demand dynamics in most markets
- Occupancy above prior peak and continuing to grow
- Rate growth strengthening and driving margin expansion
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

# APPENDIX


SPRINGHILL SUITES
SPRINGHILL SUITES

SpringHill Suites, Burbank, CA

APPLE HOSPITALITY REIT

## 2015 Dispositions

| City | State | Brand | Date Sold | Rooms |
|---|---|---|---|---|
| Huntsville | AL | TownePlace Suites | 2/26/2015 | 86 |
| Troy | AL | Courtyard | 2/26/2015 | 90 |
| Troy | AL | Hampton Inn | 2/26/2015 | 82 |
| Rogers | AR | Fairfield Inn & Suites | 2/26/2015 | 99 |
| Pueblo | CO | Hampton Inn & Suites | 2/26/2015 | 81 |
| Port Wentworth | GA | Hampton Inn | 2/26/2015 | 106 |
| Bowling Green | KY | Hampton Inn | 2/26/2015 | 130 |
| Alexandria | LA | Courtyard | 2/26/2015 | 96 |
| West Monroe | LA | Hilton Garden Inn | 2/26/2015 | 134 |
| Concord | NC | Hampton Inn | 2/26/2015 | 101 |
| Dunn | NC | Hampton Inn | 2/26/2015 | 120 |
| Jacksonville | NC | TownePlace Suites | 2/26/2015 | 86 |
| Matthews | NC | Hampton Inn | 2/26/2015 | 91 |
| Cincinnati | OH | Homewood Suites | 2/26/2015 | 76 |
| Tulsa | OK | Hampton Inn & Suites | 2/26/2015 | 102 |
| Jackson | TN | Courtyard | 2/26/2015 | 94 |
| Brownsville | TX | Courtyard | 2/26/2015 | 90 |
| San Antonio | TX | TownePlace Suites | 2/26/2015 | 123 |
| Tupelo | MS | Hampton Inn | 6/1/2015 | 96 |
| Total | | | | 1,883 |

Note: Dispositions as of June 30, 2015.

APPLE HOSPITALITY REIT

# 2015 Acquisitions

| City | State | Brand | Date Acquired | Rooms |
|---|---|---|---|---|
| Fort Lauderdale | FL | Hampton Inn | 6/23/2015 | 156 |
| Cypress | CA | Hampton Inn | 6/29/2015 | 110 |
| Burbank | CA | SpringHill Suites | 7/13/2015 | 170 |
| Burbank | CA | Courtyard | 8/11/2015 | 190 |
| San Diego | CA | Courtyard | 9/1/2015 | 245 |
| Total | | | | 871 |

Note: Acquisitions as of September 1, 2015.

## APPLE HOSPITALITY REIT, INC.
## CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

| | June 30, 2015 (unaudited) | December 31, 2014 |
|---|---|---|
| **Assets** | | |
| Investment in real estate, net of accumulated depreciation of $357,947 and $296,559, respectively | $ 3,499,689 | $ 3,492,821 |
| Assets held for sale | 0 | 195,588 |
| Restricted cash – furniture, fixtures, and other escrows | 26,657 | 32,526 |
| Due from third party managers, net | 41,771 | 22,879 |
| Other assets, net | 42,278 | 35,935 |
| **Total Assets** | $ 3,610,395 | $ 3,779,749 |
| **Liabilities** | | |
| Credit facility | $ 309,800 | $ 191,600 |
| Mortgage debt | 489,739 | 517,970 |
| Accounts payable and other liabilities | 64,492 | 55,555 |
| **Total Liabilities** | 864,031 | 765,125 |
| **Shareholders' Equity** | | |
| Preferred stock, authorized 30,000,000 shares; none issued and outstanding | 0 | 0 |
| Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 175,605,637 and 186,910,407 shares, respectively | 3,522,428 | 3,737,328 |
| Accumulated other comprehensive loss | (185) | (511) |
| Distributions greater than net income | (775,879) | (722,193) |
| **Total Shareholders' Equity** | 2,746,364 | 3,014,624 |
| **Total Liabilities and Shareholders' Equity** | $ 3,610,395 | $ 3,779,749 |

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

# APPLE HOSPITALITY REIT, INC.
## CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)
(in thousands, except per share data)

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| **Revenues:** | | | | |
| Room | $ 214,991 | $ 213,372 | $ 407,004 | $ 338,814 |
| Other | 19,383 | 19,196 | 37,722 | 30,875 |
| Total revenue | 234,374 | 232,568 | 444,726 | 369,689 |
| **Expenses:** | | | | |
| Operating | 57,152 | 58,147 | 111,757 | 93,403 |
| Hotel administrative | 17,408 | 16,625 | 34,564 | 26,983 |
| Sales and marketing | 17,880 | 18,273 | 34,978 | 29,357 |
| Utilities | 7,559 | 7,988 | 15,717 | 13,378 |
| Repair and maintenance | 9,357 | 9,258 | 18,526 | 14,870 |
| Franchise fees | 9,887 | 9,659 | 18,709 | 15,375 |
| Management fees | 8,085 | 8,058 | 15,590 | 12,991 |
| Property taxes, insurance and other | 11,716 | 11,230 | 23,277 | 18,356 |
| Ground Lease | 2,507 | 2,489 | 5,008 | 3,361 |
| General and administrative | 3,699 | 6,628 | 9,246 | 9,147 |
| Transaction and listing costs | 5,825 | 1,776 | 7,049 | 3,886 |
| Series B convertible preferred share expense | 0 | 0 | 0 | 117,133 |
| Depreciation | 31,135 | 30,754 | 61,854 | 50,313 |
| Total expenses | 182,210 | 180,885 | 356,275 | 408,553 |
| **Operating income (loss)** | 52,164 | 51,683 | 88,451 | (38,864) |
| Interest and other expense, net | (7,226) | (7,333) | (14,963) | (10,857) |
| Gain (loss) on sale of real estate | (271) | 0 | 15,358 | 0 |
| **Income (loss) before income taxes** | 44,667 | 44,350 | 88,846 | (49,721) |
| Income tax expense | (422) | (551) | (734) | (942) |
| **Net income (loss)** | $ 44,245 | $ 43,799 | $ 88,112 | $ (50,663) |
| **Other comprehensive income (loss):** | | | | |
| Unrealized loss on interest rate derivatives | (185) | (914) | (459) | (446) |
| Cash flow hedge losses reclassified to earnings | 785 | 0 | 785 | 0 |
| **Comprehensive income (loss)** | $ 44,845 | $ 42,885 | $ 88,438 | $ (51,109) |
| **Basic and diluted net income (loss) per common share** | $ 0.24 | $ 0.23 | $ 0.47 | $ (0.33) |
| Weighted average common shares outstanding – basic and diluted | 185,351 | 186,945 | 185,896 | 155,811 |

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

## THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Unaudited) (in thousands)

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Net income (loss) | $ 44,245 | $ 43,799 | $ 88,112 | $ (50,663) |
| Depreciation | 31,135 | 30,754 | 61,854 | 50,313 |
| Amortization of favorable and unfavorable leases, net | 133 | 336 | 2,156 | 440 |
| Interest and other expense, net | 7,226 | 7,333 | 14,963 | 10,857 |
| Income tax expense | 422 | 551 | 734 | 942 |
| EBITDA | 83,161 | 82,773 | 167,819 | 11,889 |
| Series B convertible preferred share expense | - | - | - | 117,133 |
| Transaction and listing costs | 5,825 | 1,776 | 7,049 | 3,886 |
| (Gain) loss on sale of real estate | 271 | - | (15,358) | - |
| Non-cash straight-line ground lease expense | 849 | 879 | 1,699 | 1,173 |
| Adjusted EBITDA | $ 90,106 | $ 85,428 | $ 161,209 | $ 134,081 |
| General and administrative | 3,699 | 6,628 | 9,246 | 9,147 |
| Adjusted Hotel EBITDA | $ 93,805 | $ 92,056 | $ 170,455 | $ 143,228 |

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(Unaudited) (in thousands)

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Net income (loss) | $ 44,245 | $ 43,799 | $ 88,112 | $ (50,663) |
| Depreciation of real estate owned | 30,906 | 30,524 | 61,395 | 50,007 |
| (Gain) loss on sale of real estate | 271 | - | (15,358) | - |
| Amortization of favorable and unfavorable leases, net | 133 | 336 | 2,156 | 440 |
| Funds (loss) from operations | 75,555 | 74,659 | 136,305 | (216) |
| Series B convertible preferred share expense | - | - | - | 117,133 |
| Transaction and listing costs | 5,825 | 1,776 | 7,049 | 3,886 |
| Non-cash straight-line ground lease expense | 849 | 879 | 1,699 | 1,173 |
| Modified funds from operations | $ 82,229 | $ 77,314 | $ 145,053 | $ 121,976 |

APPLE HOSPITALITY REIT

# Apple Hospitality REIT, Inc.
## Comparable Hotels Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

| | Three Months Ended June 30, 2015 | Three Months Ended June 30, 2014 | % Change | Six Months Ended June 30, 2015 | Six Months Ended June 30, 2014 | % Change |
|---|---|---|---|---|---|---|
| Room revenue | $ 216,891 | $ 202,210 | 7.3% | $ 405,311 | $ 375,372 | 8.0% |
| Other revenue | 19,490 | 18,961 | 2.8% | 39,564 | 35,811 | 10.5% |
| Total revenue | 236,381 | 221,171 | 6.9% | 444,875 | 411,183 | 8.2% |
| Total operating expenses | 141,936 | 134,150 | 5.8% | 274,178 | 257,981 | 6.3% |
| Adjusted Hotel EBITDA | $ 94,445 | $ 87,021 | 8.5% | $ 170,697 | $ 153,202 | 11.4% |
| Adjusted Hotel EBITDA Margin % | 40.0% | 39.3% | 1.8% | 38.4% | 37.3% | 2.9% |
| ADR | $ 131.28 | $ 125.04 | 5.0% | $ 129.27 | $ 123.24 | 4.9% |
| Occupancy | 81.9% | 80.9% | 1.2% | 78.1% | 76.6% | 2.0% |
| RevPAR | $ 107.48 | $ 101.17 | 6.2% | $ 100.98 | $ 94.43 | 6.9% |

***Reconciliation to Actual Results***

| | Three Months Ended June 30, 2015 | Three Months Ended June 30, 2014 | Six Months Ended June 30, 2015 | Six Months Ended June 30, 2014 |
|---|---|---|---|---|
| Total Revenue (Actual) | $ 234,374 | $ 232,568 | $ 444,726 | $ 369,689 |
| Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers | - | - | - | 61,665 |
| Revenue from acquisitions (prior to acquisition) | 2,272 | 2,694 | 5,683 | 6,221 |
| Revenue from dispositions | (232) | (14,261) | (7,359) | (26,504) |
| Lease revenue intangible amortization | (33) | 170 | 1,825 | 112 |
| Comparable Hotels Total Revenue | $ 236,381 | $ 221,171 | $ 444,875 | $ 411,183 |
| Adjusted Hotel EBITDA (AHEBITDA) (Actual) | $ 93,805 | $ 92,056 | $ 170,455 | $ 143,228 |
| AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers | - | - | - | 17,415 |
| AHEBITDA from acquisitions (prior to ownership) | 606 | 616 | 2,265 | 2,162 |
| AHEBITDA from dispositions | 34 | (5,651) | (2,023) | (9,603) |
| Comparable Hotels AHEBITDA | $ 94,445 | $ 87,021 | $ 170,697 | $ 153,202 |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Reconciliation of Net Income (Loss) to Non-GAAP Financial measures is included in prior pages.

# Apple Hospitality REIT, Inc.
## Comparable Hotels Operating Metrics and Statistical Data (Continued)
### (Unaudited) (in thousands except statistical data)

| | Three Months Ended | | | | Trailing 12 |
|---|---|---|---|---|---|
| | Sept 30, 2014 | Dec 31, 2014 | March 31, 2015 | June 30, 2015 | June 30, 2015 |
| Room revenue | $ 202,972 | $ 174,008 | $ 188,420 | $ 216,891 | $ 782,291 |
| Other revenue | 17,838 | 18,880 | 20,074 | 19,490 | 76,282 |
| Total revenue | 220,810 | 192,888 | 208,494 | 236,381 | 858,573 |
| Total operating expenses | 135,904 | 125,084 | 132,242 | 141,936 | 535,166 |
| Adjusted Hotel EBITDA | $ 84,906 | $ 67,804 | $ 76,252 | $ 94,445 | $ 323,407 |
| Adjusted Hotel EBITDA Margin % | 38.5% | 35.2% | 36.6% | 40.0% | 37.7% |
| ADR | $ 126.06 | $ 120.89 | $ 127.04 | $ 131.28 | $ 126.48 |
| Occupancy | 79.7% | 71.1% | 74.3% | 81.9% | 76.7% |
| RevPAR | $ 100.45 | $ 85.93 | $ 94.42 | $ 107.48 | $ 97.07 |

***Reconciliation to Actual Results***

| | Sept 30, 2014 | Dec 31, 2014 | March 31, 2015 | June 30, 2015 | June 30, 2015 |
|---|---|---|---|---|---|
| Total Revenue (Actual) | $ 231,884 | $ 202,323 | $ 210,352 | $ 234,374 | $ 878,933 |
| Revenue from acquisitions (prior to ownership) | 2,423 | 2,389 | 3,411 | 2,272 | 10,495 |
| Revenue from dispositions | (13,639) | (11,966) | (7,127) | (232) | (32,964) |
| Lease revenue intangible amortization | 142 | 142 | 1,858 | (33) | 2,109 |
| Comparable Hotels Total Revenue | $ 220,810 | $ 192,888 | $ 208,494 | $ 236,381 | $ 858,573 |
| Adjusted Hotel EBITDA (AHEBITDA) | $ 89,252 | $ 71,073 | $ 76,650 | $ 93,805 | $ 330,780 |
| AHEBITDA from acquisitions (prior to ownership) | 644 | 703 | 1,659 | 606 | 3,612 |
| AHEBITDA from dispositions | (4,990) | (3,972) | (2,057) | 34 | (10,985) |
| Comparable Hotels Total AHEBITDA | $ 84,906 | $ 67,804 | $ 76,252 | $ 94,445 | $ 323,407 |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

## COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED JUNE 30
(Unaudited)

| Region/State | # of Hotels | Occupancy Q2 2015 | Occupancy 21 2014 | Occupancy % Change | Average Daily Rate Q2 2015 | Average Daily Rate Q2 2014 | Average Daily Rate % Change | RevPAR Q2 2015 | RevPAR Q2 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA Q2 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| East North Central | | | | | | | | | | | |
| Illinois | 4 | 81.0% | 78.6% | 3.1% | $ 133.08 | $ 126.01 | 5.6% | $ 107.82 | $ 99.03 | 8.9% | 3.0% |
| Indiana | 2 | 77.9% | 80.6% | -3.3% | $ 120.44 | $ 101.71 | 18.4% | $ 93.86 | $ 81.96 | 14.5% | 1.0% |
| Michigan | 1 | 77.8% | 79.4% | -2.1% | $ 127.68 | $ 121.57 | 5.0% | $ 99.33 | $ 96.58 | 2.8% | 0.7% |
| Ohio | 1 | 72.5% | 76.5% | -5.2% | $ 123.75 | $ 118.51 | 4.4% | $ 89.77 | $ 90.68 | -1.0% | 0.6% |
| East North Central Total | 8 | 78.9% | 78.9% | 0.0% | $ 128.69 | $ 119.31 | 7.9% | $ 101.51 | $ 94.08 | 7.9% | 5.2% |
| East South Central | | | | | | | | | | | |
| Alabama | 10 | 80.7% | 78.9% | 2.3% | $ 108.70 | $ 103.67 | 4.9% | $ 87.72 | $ 81.82 | 7.2% | 3.5% |
| Mississippi | 2 | 81.5% | 86.6% | -5.9% | $ 107.85 | $ 108.38 | -0.5% | $ 87.87 | $ 93.82 | -6.3% | 0.6% |
| Tennessee | 6 | 89.9% | 88.8% | 1.1% | $ 151.35 | $ 142.12 | 6.5% | $ 135.99 | $ 126.25 | 7.7% | 4.8% |
| East South Central Total | 18 | 84.3% | 83.5% | 1.0% | $ 126.17 | $ 119.93 | 5.2% | $ 106.37 | $ 100.08 | 6.3% | 8.9% |
| Middle Atlantic | | | | | | | | | | | |
| New Jersey | 5 | 84.7% | 79.1% | 7.0% | $ 134.91 | $ 136.11 | -0.9% | $ 114.23 | $ 107.67 | 6.1% | 2.9% |
| New York | 2 | 87.1% | 90.6% | -3.9% | $ 221.82 | $ 210.30 | 5.5% | $ 193.20 | $ 190.52 | 1.4% | 0.9% |
| Pennsylvania | 3 | 74.5% | 76.0% | -2.0% | $ 145.09 | $ 144.15 | 0.7% | $ 108.05 | $ 109.50 | -1.3% | 2.0% |
| Middle Atlantic Total | 10 | 82.4% | 81.3% | 1.4% | $ 161.87 | $ 160.15 | 1.1% | $ 133.46 | $ 130.15 | 2.5% | 5.8% |
| Mountain | | | | | | | | | | | |
| Arizona | 7 | 64.6% | 62.9% | 2.7% | $ 96.60 | $ 92.84 | 4.0% | $ 62.42 | $ 58.43 | 6.8% | 1.7% |
| Colorado | 2 | 90.8% | 83.5% | 8.7% | $ 127.75 | $ 121.74 | 4.9% | $ 115.95 | $ 101.67 | 14.0% | 1.4% |
| Idaho | 2 | 83.0% | 76.8% | 8.1% | $ 113.34 | $ 108.46 | 4.5% | $ 94.10 | $ 83.27 | 13.0% | 1.7% |
| Utah | 2 | 79.7% | 84.5% | -5.8% | $ 101.54 | $ 97.89 | 3.7% | $ 80.88 | $ 82.75 | -2.3% | 0.8% |
| Mountain Total | 13 | 74.3% | 71.8% | 3.5% | $ 106.61 | $ 101.90 | 4.6% | $ 79.25 | $ 73.17 | 8.3% | 5.6% |
| New England | | | | | | | | | | | |
| Massachusetts | 4 | 84.3% | 83.8% | 0.6% | $ 126.25 | $ 114.01 | 10.7% | $ 106.42 | $ 95.56 | 11.4% | 2.1% |
| New England Total | 4 | 84.3% | 83.8% | 0.6% | $ 126.25 | $ 114.01 | 10.7% | $ 106.42 | $ 95.56 | 11.4% | 2.1% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

APPLE HOSPITALITY REIT

## COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED JUNE 30
(Unaudited) (CONTINUED)

| Region/State | # of Hotels | Occupancy Q2 2015 | Occupancy Q2 2014 | Occupancy % Change | Average Daily Rate Q2 2015 | Average Daily Rate Q2 2014 | Average Daily Rate % Change | RevPAR Q2 2015 | RevPAR Q2 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA Q2 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Pacific | | | | | | | | | | | |
| Alaska | 1 | 89.0% | 89.6% | -0.7% | $ 223.66 | $ 204.71 | 9.3% | $ 199.11 | $ 183.44 | 8.5% | 1.6% |
| California | 20 | 86.5% | 84.0% | 3.0% | $ 140.96 | $ 133.04 | 6.0% | $ 121.87 | $ 111.69 | 9.1% | 13.5% |
| Washington | 4 | 90.0% | 87.0% | 3.5% | $ 176.46 | $ 162.97 | 8.3% | $ 158.82 | $ 141.76 | 12.0% | 5.0% |
| Pacific Total | 25 | 87.2% | 84.8% | 2.9% | $ 151.67 | $ 142.26 | 6.6% | $ 132.28 | $ 120.60 | 9.7% | 20.1% |
| South Atlantic | | | | | | | | | | | |
| Florida | 16 | 85.6% | 82.5% | 3.7% | $ 125.06 | $ 118.94 | 5.1% | $ 107.00 | $ 98.13 | 9.0% | 8.3% |
| Georgia | 5 | 78.8% | 78.4% | 0.6% | $ 106.24 | $ 103.00 | 3.1% | $ 83.74 | $ 80.71 | 3.8% | 1.5% |
| Maryland | 2 | 80.8% | 82.3% | -1.8% | $ 135.17 | $ 130.83 | 3.3% | $ 109.19 | $ 107.63 | 1.4% | 1.1% |
| North Carolina | 9 | 81.1% | 82.8% | -2.2% | $ 121.33 | $ 115.13 | 5.4% | $ 98.36 | $ 95.38 | 3.1% | 4.6% |
| South Carolina | 3 | 85.9% | 85.8% | 0.1% | $ 120.80 | $ 113.01 | 6.9% | $ 103.74 | $ 96.99 | 7.0% | 1.5% |
| Virginia | 14 | 79.5% | 79.7% | -0.3% | $ 137.61 | $ 126.38 | 8.9% | $ 109.43 | $ 100.79 | 8.6% | 10.8% |
| South Atlantic Total | 49 | 82.0% | 81.5% | 0.6% | $ 127.50 | $ 119.60 | 6.6% | $ 104.58 | $ 97.48 | 7.3% | 27.7% |
| West North Central | | | | | | | | | | | |
| Kansas | 4 | 79.2% | 73.5% | 7.8% | $ 106.95 | $ 108.54 | -1.5% | $ 84.74 | $ 79.81 | 6.2% | 1.1% |
| Minnesota | 1 | 74.9% | 78.7% | -4.8% | $ 105.04 | $ 100.42 | 4.6% | $ 78.66 | $ 79.03 | -0.5% | 0.3% |
| Missouri | 4 | 86.2% | 88.7% | -2.8% | $ 140.06 | $ 133.07 | 5.3% | $ 120.78 | $ 118.07 | 2.3% | 3.0% |
| Nebraska | 1 | 82.6% | 82.6% | -0.1% | $ 160.40 | $ 152.19 | 5.4% | $ 132.43 | $ 125.71 | 5.3% | 1.3% |
| West North Central Total | 10 | 82.3% | 81.8% | 0.5% | $ 129.27 | $ 125.43 | 3.1% | $ 106.36 | $ 102.64 | 3.6% | 5.7% |
| West South Central | | | | | | | | | | | |
| Arkansas | 4 | 75.7% | 76.0% | -0.3% | $ 115.23 | $ 107.01 | 7.7% | $ 87.28 | $ 81.28 | 7.4% | 1.5% |
| Louisiana | 4 | 82.2% | 81.2% | 1.3% | $ 130.25 | $ 127.15 | 2.4% | $ 107.11 | $ 103.25 | 3.7% | 2.6% |
| Oklahoma | 1 | 83.5% | 83.9% | -0.6% | $ 152.00 | $ 170.01 | -10.6% | $ 126.87 | $ 142.71 | -11.1% | 1.3% |
| Texas | 28 | 79.9% | 79.7% | 0.2% | $ 121.69 | $ 118.42 | 2.8% | $ 97.20 | $ 94.44 | 2.9% | 13.5% |
| West South Central Total | 37 | 79.9% | 79.8% | 0.2% | $ 123.56 | $ 120.86 | 2.2% | $ 98.78 | $ 96.40 | 2.5% | 18.9% |
| Total Portfolio | 174 | 81.9% | 80.9% | 1.2% | $ 131.28 | $ 125.04 | 5.0% | $ 107.48 | $ 101.17 | 6.2% | 100.0% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

APPLE HOSPITALITY REIT

## COMPARABLE HOTELS OPERATING METRICS BY REGION SIX MONTHS ENDED JUNE 30
(Unaudited)

| Region/State | # of Hotels | Occupancy YTD 2015 | Occupancy YTD 2014 | Occupancy % Change | Average Daily Rate YTD 2015 | Average Daily Rate YTD 2014 | Average Daily Rate % Change | RevPAR YTD 2015 | RevPAR YTD 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA YTD 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| East North Central | | | | | | | | | | | |
| Illinois | 4 | 74.3% | 71.1% | 4.4% | $ 129.69 | $ 123.85 | 4.7% | $ 96.35 | $ 88.10 | 9.4% | 2.7% |
| Indiana | 2 | 74.9% | 74.0% | 1.1% | $ 110.39 | $ 97.78 | 12.9% | $ 82.63 | $ 72.37 | 14.2% | 0.9% |
| Michigan | 1 | 75.0% | 73.8% | 1.7% | $ 124.89 | $ 119.99 | 4.1% | $ 93.68 | $ 88.53 | 5.8% | 0.7% |
| Ohio | 1 | 67.7% | 71.5% | -5.4% | $ 123.01 | $ 118.36 | 3.9% | $ 83.26 | $ 84.65 | -1.6% | 0.5% |
| East North Central Total | 8 | 73.7% | 72.1% | 2.1% | $ 124.17 | $ 117.04 | 6.1% | $ 91.47 | $ 84.43 | 8.3% | 4.7% |
| East South Central | | | | | | | | | | | |
| Alabama | 10 | 75.4% | 73.1% | 3.1% | $ 107.52 | $ 103.36 | 4.0% | $ 81.03 | $ 75.58 | 7.2% | 3.3% |
| Mississippi | 2 | 80.0% | 81.9% | -2.3% | $ 107.78 | $ 107.36 | 0.4% | $ 86.23 | $ 87.89 | -1.9% | 0.7% |
| Tennessee | 6 | 84.7% | 85.3% | -0.7% | $ 146.68 | $ 138.10 | 6.2% | $ 124.20 | $ 117.75 | 5.5% | 4.5% |
| East South Central Total | 18 | 79.4% | 78.6% | 1.0% | $ 123.67 | $ 118.30 | 4.5% | $ 98.18 | $ 93.00 | 5.6% | 8.6% |
| Middle Atlantic | | | | | | | | | | | |
| New Jersey | 5 | 75.2% | 70.2% | 7.0% | $ 132.47 | $ 134.79 | -1.7% | $ 99.58 | $ 94.66 | 5.2% | 2.5% |
| New York | 2 | 80.0% | 84.7% | -5.6% | $ 199.98 | $ 196.84 | 1.6% | $ 159.89 | $ 166.65 | -4.1% | 0.9% |
| Pennsylvania | 3 | 67.1% | 68.9% | -2.7% | $ 142.81 | $ 141.23 | 1.1% | $ 95.83 | $ 97.37 | -1.6% | 1.7% |
| Middle Atlantic Total | 10 | 74.2% | 73.7% | 0.6% | $ 154.41 | $ 155.39 | -0.6% | $ 114.53 | $ 114.51 | 0.0% | 5.1% |
| Mountain | | | | | | | | | | | |
| Arizona | 7 | 73.0% | 71.2% | 2.6% | $ 115.50 | $ 105.47 | 9.5% | $ 84.32 | $ 75.08 | 12.3% | 3.5% |
| Colorado | 2 | 81.5% | 75.4% | 8.2% | $ 125.45 | $ 118.93 | 5.5% | $ 102.27 | $ 89.64 | 14.1% | 1.2% |
| Idaho | 2 | 73.9% | 71.9% | 2.8% | $ 111.70 | $ 106.78 | 4.6% | $ 82.56 | $ 76.75 | 7.6% | 1.6% |
| Utah | 2 | 75.2% | 81.4% | -7.7% | $ 103.14 | $ 97.58 | 5.7% | $ 77.57 | $ 79.48 | -2.4% | 0.8% |
| Mountain Total | 13 | 74.7% | 73.3% | 1.8% | $ 114.36 | $ 106.37 | 7.5% | $ 85.37 | $ 78.01 | 9.4% | 7.1% |
| New England | | | | | | | | | | | |
| Massachusetts | 4 | 75.6% | 76.7% | -1.4% | $ 122.81 | $ 113.80 | 7.9% | $ 92.88 | $ 87.31 | 6.4% | 1.8% |
| New England Total | 4 | 75.6% | 76.7% | -1.4% | $ 122.81 | $ 113.80 | 7.9% | $ 92.88 | $ 87.31 | 6.4% | 1.8% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

APPLE HOSPITALITY REIT

## COMPARABLE HOTELS OPERATING METRICS BY REGION SIX MONTHS ENDED JUNE 30
(Unaudited) (CONTINUED)

| Region/State | # of Hotels | Occupancy YTD 2015 | Occupancy YTD 2014 | Occupancy % Change | Average Daily Rate YTD 2015 | Average Daily Rate YTD 2014 | Average Daily Rate % Change | RevPAR YTD 2015 | RevPAR YTD 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA YTD 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Pacific** | | | | | | | | | | | |
| Alaska | 1 | 85.3% | 88.0% | -3.0% | $ 191.74 | $ 177.17 | 8.2% | $ 163.60 | $ 155.87 | 5.0% | 1.3% |
| California | 20 | 83.5% | 80.8% | 3.4% | $ 138.34 | $ 130.36 | 6.1% | $ 115.52 | $ 105.30 | 9.7% | 13.8% |
| Washington | 4 | 85.2% | 81.4% | 4.7% | $ 163.94 | $ 150.63 | 8.8% | $ 139.73 | $ 122.61 | 14.0% | 4.6% |
| Pacific Total | 25 | 83.9% | 81.2% | 3.3% | $ 145.67 | $ 136.49 | 6.7% | $ 122.21 | $ 110.89 | 10.2% | 19.7% |
| **South Atlantic** | | | | | | | | | | | |
| Florida | 16 | 87.2% | 83.5% | 4.3% | $ 137.24 | $ 128.76 | 6.6% | $ 119.62 | $ 107.58 | 11.2% | 11.3% |
| Georgia | 5 | 77.1% | 76.6% | 0.7% | $ 105.06 | $ 100.81 | 4.2% | $ 81.05 | $ 77.21 | 5.0% | 1.6% |
| Maryland | 2 | 67.0% | 71.6% | -6.4% | $ 128.23 | $ 123.95 | 3.5% | $ 85.86 | $ 88.71 | -3.2% | 0.7% |
| North Carolina | 9 | 75.4% | 73.2% | 3.0% | $ 112.40 | $ 107.60 | 4.5% | $ 84.72 | $ 78.75 | 7.6% | 3.9% |
| South Carolina | 3 | 79.6% | 77.6% | 2.5% | $ 114.53 | $ 107.12 | 6.9% | $ 91.13 | $ 83.13 | 9.6% | 1.3% |
| Virginia | 14 | 72.8% | 71.4% | 1.9% | $ 128.03 | $ 118.96 | 7.6% | $ 93.23 | $ 84.99 | 9.7% | 9.0% |
| South Atlantic Total | 49 | 78.3% | 76.5% | 2.4% | $ 126.39 | $ 118.74 | 6.4% | $ 98.93 | $ 90.80 | 8.9% | 27.8% |
| **West North Central** | | | | | | | | | | | |
| Kansas | 4 | 73.4% | 69.4% | 5.8% | $ 105.01 | $ 104.56 | 0.4% | $ 77.09 | $ 72.56 | 6.2% | 1.0% |
| Minnesota | 1 | 69.6% | 70.0% | -0.7% | $ 103.08 | $ 98.96 | 4.2% | $ 71.72 | $ 69.31 | 3.5% | 0.2% |
| Missouri | 4 | 79.5% | 78.9% | 0.8% | $ 132.68 | $ 126.83 | 4.6% | $ 105.43 | $ 100.02 | 5.4% | 2.6% |
| Nebraska | 1 | 77.4% | 74.6% | 3.7% | $ 141.99 | $ 138.06 | 2.8% | $ 109.91 | $ 103.01 | 6.7% | 1.1% |
| West North Central Total | 10 | 76.2% | 74.3% | 2.6% | $ 122.54 | $ 118.96 | 3.0% | $ 93.37 | $ 88.33 | 5.7% | 4.9% |
| **West South Central** | | | | | | | | | | | |
| Arkansas | 4 | 68.7% | 65.1% | 5.5% | $ 114.22 | $ 105.90 | 7.9% | $ 78.45 | $ 68.91 | 13.8% | 1.5% |
| Louisiana | 4 | 81.1% | 78.4% | 3.4% | $ 133.54 | $ 129.02 | 3.5% | $ 108.35 | $ 101.19 | 7.1% | 2.9% |
| Oklahoma | 1 | 80.3% | 81.7% | -1.7% | $ 146.89 | $ 167.58 | -12.3% | $ 117.98 | $ 136.95 | -13.9% | 1.3% |
| Texas | 28 | 77.9% | 77.3% | 0.8% | $ 122.72 | $ 118.88 | 3.2% | $ 95.60 | $ 91.88 | 4.0% | 14.7% |
| West South Central Total | 37 | 77.6% | 76.5% | 1.4% | $ 124.47 | $ 121.38 | 2.5% | $ 96.55 | $ 92.90 | 3.9% | 20.3% |
| Total Portfolio | 174 | 78.1% | 76.6% | 2.0% | $ 129.27 | $ 123.24 | 4.9% | $ 100.98 | $ 94.43 | 6.9% | 100.0% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

# COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED JUNE 30
(Unaudited) (CONTINUED)

| Chain Scale | # of Hotels | Occupancy Q2 2015 | Occupancy Q2 2014 | Occupancy % Change | Average Daily Rate Q2 2015 | Average Daily Rate Q2 2014 | Average Daily Rate % Change | RevPAR Q2 2015 | RevPAR Q2 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA Q2 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Upscale | | | | | | | | | | | |
| Courtyard | 31 | 77.4% | 77.4% | 0.1% | $ 137.64 | $ 129.43 | 6.3% | $ 106.57 | $ 100.15 | 6.4% | 20.4% |
| Hilton Garden Inn | 30 | 82.9% | 81.6% | 1.6% | $ 128.96 | $ 122.39 | 5.4% | $ 106.91 | $ 99.84 | 7.1% | 19.1% |
| Homewood Suites | 23 | 86.8% | 84.3% | 3.0% | $ 132.22 | $ 126.79 | 4.3% | $ 114.81 | $ 106.86 | 7.4% | 11.9% |
| Residence Inn | 26 | 84.9% | 83.4% | 1.7% | $ 137.49 | $ 131.07 | 4.9% | $ 116.68 | $ 109.38 | 6.7% | 15.7% |
| SpringHill Suites | 14 | 81.4% | 79.6% | 2.2% | $ 109.32 | $ 101.26 | 8.0% | $ 88.95 | $ 80.63 | 10.3% | 6.5% |
| Total | 124 | 82.3% | 81.0% | 1.5% | $ 131.04 | $ 124.06 | 5.6% | $ 107.81 | $ 100.53 | 7.2% | 73.5% |
| Upper Midscale | | | | | | | | | | | |
| Fairfield Inn & Suites/Fairfield Inn | 7 | 79.4% | 80.9% | -1.9% | $ 109.74 | $ 102.21 | 7.4% | $ 87.10 | $ 82.68 | 5.3% | 2.7% |
| Hampton Inn & Suites/Hampton Inn | 26 | 83.4% | 82.4% | 1.3% | $ 127.16 | $ 123.84 | 2.7% | $ 106.10 | $ 102.01 | 4.0% | 13.6% |
| Home2 Suites | 2 | 90.4% | 92.9% | -2.7% | $ 137.98 | $ 126.00 | 9.5% | $ 124.69 | $ 117.07 | 6.5% | 1.7% |
| TownePlace Suites | 8 | 77.5% | 75.1% | 3.1% | $ 93.55 | $ 91.49 | 2.3% | $ 72.48 | $ 68.75 | 5.4% | 2.2% |
| Total | 43 | 82.1% | 81.5% | 0.8% | $ 119.84 | $ 115.60 | 3.7% | $ 98.43 | $ 94.17 | 4.5% | 20.1% |
| Upper Upscale | | | | | | | | | | | |
| Embassy Suites | 2 | 87.5% | 83.7% | 4.5% | $ 179.36 | $ 169.85 | 5.6% | $ 156.98 | $ 142.24 | 10.4% | 2.1% |
| Hilton | 1 | 79.6% | 83.8% | -5.0% | $ 166.82 | $ 156.78 | 6.4% | $ 132.82 | $ 131.33 | 1.1% | 1.2% |
| Marriott | 3 | 69.4% | 70.6% | -1.6% | $ 136.31 | $ 134.57 | 1.3% | $ 94.66 | $ 94.94 | -0.3% | 3.0% |
| Renaissance | 1 | 89.6% | 93.2% | -3.8% | $ 284.14 | $ 270.78 | 4.9% | $ 254.73 | $ 252.28 | 1.0% | 0.1% |
| Total | 7 | 77.1% | 78.0% | -1.1% | $ 172.67 | $ 166.43 | 3.7% | $ 133.11 | $ 129.74 | 2.6% | 6.4% |
| Total Portfolio | 174 | 81.9% | 80.9% | 1.2% | $ 131.28 | $ 125.04 | 5.0% | $ 107.48 | $ 101.17 | 6.2% | 100.0% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

**APPLE HOSPITALITY REIT**

## COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE SIX MONTHS ENDED JUNE 30
(Unaudited) (CONTINUED)

| Chain Scale | # of Hotels | Occupancy YTD 2015 | Occupancy YTD 2014 | Occupancy % Change | Average Daily Rate YTD 2015 | Average Daily Rate YTD 2014 | Average Daily Rate % Change | RevPAR YTD 2015 | RevPAR YTD 2014 | RevPAR % Change | % of Adjusted Hotel EBITDA YTD 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Upscale | | | | | | | | | | | |
| Courtyard | 31 | 73.2% | 72.1% | 1.6% | $ 132.40 | $ 125.28 | 5.7% | $ 96.98 | $ 90.34 | 7.3% | 18.9% |
| Hilton Garden Inn | 30 | 78.4% | 77.0% | 1.8% | $ 126.91 | $ 120.43 | 5.4% | $ 99.45 | $ 92.69 | 7.3% | 18.5% |
| Homewood Suites | 23 | 82.0% | 79.7% | 2.9% | $ 134.82 | $ 129.18 | 4.4% | $ 110.54 | $ 102.90 | 7.4% | 12.3% |
| Residence Inn | 26 | 81.9% | 79.5% | 3.0% | $ 133.95 | $ 126.85 | 5.6% | $ 109.66 | $ 100.82 | 8.8% | 15.6% |
| SpringHill Suites | 14 | 76.5% | 74.7% | 2.5% | $ 107.53 | $ 100.15 | 7.4% | $ 82.30 | $ 74.82 | 10.0% | 6.2% |
| Total | 124 | 78.0% | 76.3% | 2.2% | $ 128.77 | $ 121.99 | 5.6% | $ 100.49 | $ 93.12 | 7.9% | 71.5% |
| Upper Midscale | | | | | | | | | | | |
| Fairfield Inn & Suites/Fairfield Inn | 7 | 79.1% | 78.1% | 1.4% | $ 110.82 | $ 102.29 | 8.3% | $ 87.70 | $ 79.86 | 9.8% | 3.0% |
| Hampton Inn & Suites/Hampton Inn | 26 | 79.6% | 77.7% | 2.4% | $ 128.43 | $ 124.98 | 2.8% | $ 102.27 | $ 97.17 | 5.3% | 14.4% |
| Home2 Suites | 2 | 87.7% | 90.0% | -2.5% | $ 134.65 | $ 123.02 | 9.4% | $ 118.15 | $ 110.75 | 6.7% | 1.7% |
| TownePlace Suites | 8 | 75.2% | 73.9% | 1.8% | $ 94.15 | $ 91.64 | 2.7% | $ 70.84 | $ 67.71 | 4.6% | 2.4% |
| Total | 43 | 79.2% | 77.8% | 1.9% | $ 120.62 | $ 116.01 | 4.0% | $ 95.56 | $ 90.21 | 5.9% | 21.4% |
| Upper Upscale | | | | | | | | | | | |
| Embassy Suites | 2 | 86.1% | 84.2% | 2.3% | $ 166.40 | $ 155.66 | 6.9% | $ 143.35 | $ 131.05 | 9.4% | 2.1% |
| Hilton | 1 | 79.3% | 80.4% | -1.5% | $ 166.28 | $ 156.76 | 6.1% | $ 131.80 | $ 126.09 | 4.5% | 1.4% |
| Marriott | 3 | 68.3% | 68.6% | -0.4% | $ 135.57 | $ 132.93 | 2.0% | $ 92.62 | $ 91.19 | 1.6% | 3.3% |
| Renaissance | 1 | 83.5% | 86.8% | -3.9% | $ 249.50 | $ 252.30 | -1.1% | $ 208.21 | $ 219.09 | -5.0% | 0.3% |
| Total | 7 | 75.4% | 75.7% | -0.5% | $ 163.40 | $ 159.15 | 2.7% | $ 123.15 | $ 120.51 | 2.2% | 7.1% |
| Total Portfolio | 174 | 78.1% | 76.6% | 2.0% | $ 129.27 | $ 123.24 | 4.9% | $ 100.98 | $ 94.43 | 6.9% | 100.0% |

Note: Comparable Hotels is defined as the 174 hotels owned by the Company as of June 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

# MANAGEMENT COMPANIES

## TOP 10 APPLE HOSPITALITY OPERATORS

| Rank | Company Name | Total # of Properties [1] | % of Apple Hospitality Portfolio [2] | Apple Hospitality's % of Operator's Portfolio [3] |
|---|---|---|---|---|
| 1 | LBA | 29 | 16% | 63% |
| 2 | Dimension | 24 | 14% | 48% |
| 3 | White Lodging | 21 | 12% | 18% |
| 4 | Western | 15 | 8% | 52% |
| 5 | Marriott | 10 | 6% | 1% |
| 6 | Raymond | 9 | 5% | 43% |
| 7 | Crestline | 9 | 5% | 11% |
| 8 | Inn Ventures | 8 | 5% | 24% |
| 9 | Vista Host | 8 | 5% | 36% |
| 10 | McKibbon | 8 | 5% | 20% |

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management[2]

19 operating companies provide a platform for comparative analytics and shared best practices

25% of operators' portfolios represented by Apple Hospitality on average[4]

Scale within our management companies' portfolios provides for substantial influence

[1] Number of properties managed for Apple Hospitality as of September 1, 2015.
[2] Calculated based on number of hotels.
[3] Calculated based on number of hotels; Apple Hospitality's representation also includes the 54 hotels owned by Apple REIT Ten, Inc.
[4] Calculated based on hotels owned by Apple Hospitality and Apple REIT Ten, Inc. and excludes brand management representation percentages.

# DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from/in EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and listing costs, gains or losses for sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

# DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and listing costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 174 hotels owned as of the end of June 2015. For the hotels acquired during the period the Company has included results of these hotels for periods prior to the Company's ownership and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's Consolidated Financial Statements and are included only for comparison purposes.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation.

APPLE HOSPITALITY REIT

## TRADEMARK INFORMATION

"Courtyard® by Marriott®," "Fairfield Inn® by Marriott®," "Fairfield Inn & Suites® by Marriott®," "Marriott® Hotels & Resorts," "Renaissance® Hotels," "Residence Inn® by Marriott®," "SpringHill Suites® by Marriott®," and "TownePlace Suites® by Marriott®" are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites Hotels by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to "Hilton®" mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

# CONTACT INFORMATION

**814 East Main Street**
**Richmond, VA 23219**

(804) 344-8121

www.applehospitalityreit.com